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                                                                    EXHIBIT 10.0


                             TMCI ELECTRONICS, INC.
                       TOUCHE MANUFACTURING COMPANY, INC.
                            TOUCHE ELECTRONICS, INC.
                           ENTERPRISE INDUSTRIES, INC.
                            TRINITY ELECTRONICS, INC.
                                  TRY-DIE, INC.
                                1875 DOBBIN DRIVE
                               SAN JOSE, CA 95133

                                October 15, 1998

Fleet Capital Corporation
200 Glastonbury Boulevard
Glastonbury, CT 06033

     Re:  Second Amendment To Loan And Security Agreement

Gentlemen:

     Reference is made to the Loan and Security Agreement dated as of March 2, 1998 (as amended, the "Loan Agreement"), among Fleet Capital Corporation, as Lender, and TMCI Electronics, Inc. ("TMCI"), Touche Manufacturing Company, Inc., Touche Electronics, Inc., Enterprise Industries, Inc., Trinity Electronics, Inc. and Try-Die, Inc. (collectively, the "Borrowers"), as Borrowers. All capitalized terms used herein that are not otherwise specifically defined herein shall have the meanings given such terms in the Loan Agreement.

     The Borrowers have incurred and anticipate continuing to incur Overadvances under the Loan Agreement. The Borrowers have agreed with Lender to cause such Overadvances to be reduced and repaid in accordance with the schedule provided herein. Accordingly, subject to the terms and conditions hereof, the Lender and Borrowers agree as follows:

1.   Amendments.

     a. Overadvance Repayment. Section 1.4 is added to the Loan Agreement as follows:

               "1.4 Overadvances. Notwithstanding the provisions of subsection
               3.2.1 that require that Overadvances be repaid on demand, Lender agrees that Overadvances may be incurred and may remain outstanding in an aggregate amount not in excess of the amount set forth below for the period corresponding thereto:

                    Maximum
               Overadvance Amount                  Period
               ------------------                  ------
                   $1,500,000                      10/15/98 - 10/21/98
                   $1,475,000                      10/22/98 - 10/29/98
                   $1,450,000                      10/29/98 - 11/4/98
                   $1,425,000                      11/5/98 - 11/11/98
                   $1,400,000                      11/11/98 - 11/15/98
                       0                           11/16/98 - and thereafter


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               All Overadvances made hereunder shall accrue interest on the principal amount outstanding at the end of each at a fluctuating rate per annum equal to .25% plus the Prime Rate. All Overadvances are and shall be deemed to be Obligations under this Agreement and the other Loan Documents and secured by all of the Collateral. Until such time as the Overadvances are paid in full, all proceeds from any Collateral including, without limitation, from the sale of any assets of the Borrowers or tax refunds payable to the Borrowers and payments made to Borrowers from any other source, including, without limitation, from the issuance of equity or subordinated Indebtedness by any Borrower shall, subject to the Lender's rights to approve any such transaction under the Loan Agreement, be paid to Lender to be applied to repay the Overadvances."

2. Reserve. Pursuant to Section 1.1.1. of the Loan Agreement, Borrowers acknowledge and agree that Lender has established a $1,000,000 inventory reserve. This reserve shall be maintained in effect until such time as the Lender determines, in its sole discretion, that the Borrowers' inventory monitoring and reporting systems are fully operational and satisfactory to the Lender. In the event that the Lender agrees to the release of this inventory reserve, any Revolving Credit Loans then available will be used first to repay any outstanding Overadvances, as determined by Lender.

3. Fee. Borrowers shall pay Lender a continuing Overadvance Fee of $50,000 for each period of thirty (30) days or any portion thereof that Overadvances are outstanding, payable on the fifteenth (15th) day of each month commencing on October 15, 1998 and continuing thereafter until the Overadvances are paid in full and no longer are outstanding.

4. Confirmation of Representations and Warranties. The Borrowers represent and warrant that (a) the representations and warranties made in the Loan Documents are true, correct and complete on the date hereof; (b) they are in compliance with all the covenants and agreements contained in the Loan Documents; and (c) except as explicitly waived by the Lender in its letter to the Borrowers dated August 13, 1998, no Default or Event of Default exists or has occurred and is continuing under the Loan Documents. The Borrowers acknowledge and agree that they are unconditionally liable for the full, prompt and complete performance and payment of all Obligations arising under the Loan Documents or otherwise, without defenses, counterclaims or setoffs of any kind or nature. The Lender, by entering into this Amendment, does not waive any rights and remedies it may have under the Loan Documents or otherwise, including, without limitation, arising or resulting from any Default or Event of Default, and all of such rights and remedies are hereby expressly reserved.

5. Authority. Each Borrower represents and warrants that it is a corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition,


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     results of operation or businesses of Borrower or the rights of Lender hereunder or under any of the other Financing Documents. Each Borrower represents and warrants that the execution, delivery and performance of this Amendment is within the corporate powers of each Borrower, has been duly authorized and are not in contravention of law or the terms of the certificates of incorporation, by-laws, or other organizational documentation of such Borrower, or any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or its property are bound. Each Borrower represents and warrants that this Amendment constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms.

6. Miscellaneous. This Amendment shall be deemed to be a Loan Document under the Loan Agreement. The Borrowers agree to pay all reasonable attorneys' fees incurred by Lender in connection with the negotiation and preparation of this Amendment and the instruments and documents prepared in connection herewith. This Amendment supersedes all prior correspondence and discussions relating to the subject matter hereof. This Amendment shall be governed and construed under the laws of the State of Connecticut and is subject to all the rights and waivers, including the waiver of jury trial, set forth in the Loan Agreement. Except as explicitly set forth herein, the Borrowers confirm that the Loan Agreement and other Loan Documents have not been amended or modified and, as amended hereby, continue in full force and effect.

7. Confirmation of Guaranty. The undersigned Guarantor consents to the execution and performance of this Amendment by the Borrowers. The Guarantor confirms and agrees that this Amendment and the performance by the Borrowers of the transactions contemplated herein shall not limit, restrict, extinguish or otherwise impair the liability of the Guarantor to the Lender with respect to the full and punctual payment and performance of the Obligations in accordance with the terms of the Guaranty by the undersigned Guarantor, the terms of which are hereby ratified and confirmed in all respects.

8.   PREJUDGMENT REMEDY WAIVER; COMMERCIAL TRANSACTION.

     EACH BORROWER HEREBY WAIVES RIGHTS AS IT MAY HAVE TO NOTICE AND/OR HEARING UNDER ANY APPLICABLE FEDERAL OR STATE LAWS INCLUDING, WITHOUT LIMITATION, CONNECTICUT GENERAL STATUTES SECTION 52-278A, ET SEQ. AS AMENDED, PERTAINING TO THE EXERCISE BY LENDER OF SUCH RIGHTS AS THE LENDER MAY HAVE, INCLUDING, BUT NOT LIMITED TO, THE RIGHT TO SEEK PREJUDGEMENT REMEDIES AND/OR DEPRIVE BORROWERS OF OR AFFECT THE USE OF OR POSSESSION OR ENJOYMENT OF ANY BORROWER'S PROPERTY PRIOR TO THE RENDITION OF A FINAL JUDGMENT AGAINST ANY BORROWER. EACH BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUIRE LENDER TO PROVIDE A BOND OR OTHER SECURITY AS A PRECONDITION TO OR IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT BY AGENT AND LENDER, AND WAIVE ANY OBJECTION TO THE ISSUANCE OF SUCH PREJUDGMENT REMEDY BASED ON ANY OFFSETS, CLAIMS, DEFENSES


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     OR COUNTERCLAIMS TO ANY ACTION BROUGHT BY ANY LENDER. EACH BORROWER HEREBY
     REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE LOANS EVIDENCED BY THIS AGREEMENT SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT SUCH LOANS CONSTITUTE A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT.

     Executed as an instrument under seal as of the date first written above.

WITNESS:                                     BORROWERS:

                                             TMCI ELECTRONICS, INC.
                                             TOUCHE MANUFACTURING
                                             COMPANY, INC.
                                             TOUCHE ELECTRONICS, INC.
                                             ENTERPRISE INDUSTRIES, INC.
                                             TRINITY ELECTRONICS, INC.
                                             TRY-DIE, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                             GUARANTOR:


                                             -----------------------------------
                                             Rolando Loera, Individually

Accepted and Agreed:

LENDER:

FLEET CAPITAL CORPORATION


By:
   --------------------------------
   Name:
        ---------------------------
   Title:
         --------------------------


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